Exhibit 99.2
                   FINANCIAL BANCORP, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                                 DECEMBER 31,                     SEPTEMBER 30,
                                                                                    1998                              1998
                                                                                  (UNAUDITED)
                                                                                  -----------                         -----------
ASSETS
Cash and amounts due from depository institutions                                  $2,980,544                          $2,001,493
Federal funds sold and securities purchased under agreements to resell             22,825,000                           5,375,000

    Total cash and cash equivalents                                                25,805,544                           7,376,493
Investment securities available for sale                                            6,357,875                           6,287,750
Investment securities held to maturity, net; estimated fair value of
   $37,320,780 and  $46,595,000 at  December 31, 1998 and September 30,
   1998, respectively                                                              37,239,393                          46,200,449
Mortgage-backed securities available for sale                                      17,255,520                          20,679,363
Mortgage-backed securities held to maturity, net; estimated fair value of $25,850,927 and $28,582,000 at  December 31, 1998 and September 30,
   1998, respectively                                                              25,614,051                          28,242,002
Loans receivable, net                                                             191,238,071                         196,027,388
Real estate owned, net                                                                302,403                             739,403
Investments in real estate, net                                                       177,248                           3,496,029
Premises and equipment, net                                                         2,504,567                           2,446,120
Federal Home Loan Bank of New York stock, at cost                                   2,110,400                           2,110,400
Accrued interest receivable, net                                                    1,902,974                           2,043,279
Other assets                                                                        2,380,500                           2,962,720
                                                                                 ------------                         -----------
TOTAL ASSETS                                                                     $312,888,546                        $318,611,396
                                                                                 ============                         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                                         $230,812,504                        $228,095,902
Advance payments by borrowers for taxes and insurance                               1,479,740                           1,518,016
Advances from Federal Home Loan Bank of New York                                           -                            6,000,000
Securities sold under agreements to repurchase                                     42,000,000                          42,000,000
Treasury tax and loan account and other short term borrowings                       5,604,934                           7,770,251
Other liabilities                                                                   2,861,157                           4,051,936
                                                                                 ------------                         -----------
    Total liabilities                                                             282,758,335                         289,436,105
                                                                                 ------------                         -----------

Stockholders' equity
Preferred stock, $0.01 par value, 2,500,000 shares authorized; none
   issued                                                                                  -                                   -
Common stock, $0.01 par value, 6,000,000 shares authorized; 2,185,000 shares issued,  1,721,324  and 1,708,632 outstanding at
   December 31, 1998 and September 30, 1998, respectively                              21,850                              21,850
Additional paid-in capital                                                         20,561,881                          20,505,364
Retained earnings - substantially restricted                                       16,913,820                          16,347,698
Common stock acquried by Employee Stock Ownership Plan (ESOP)                        (809,246)                           (849,710)
Common stock acquired by Recognition & Retention Plan (RRP)                          (252,079)                           (280,888)
Accumulated other comprehensive income (loss)                                        (119,065)                           (212,762)
Treasury stock, at cost; 463,676 shares  and  476,368 shares at
   December 31, 1998 and September 30, 1998, respectively                          (6,186,950)                         (6,356,261)
                                                                                 ------------                         -----------
 Total stockholders' equity                                                        30,130,211                          29,175,291
                                                                                 ------------                         -----------

 Total liabilities and stockholders' equity                                      $312,888,546                        $318,611,396
                                                                                 ============                         ===========

See notes to consolidated financial statements.

                   FINANCIAL BANCORP, INC. AND SUBSIDIARIES
  UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME

                                                                                    THREE MONTHS ENDED DECEMBER 31,
                                                                             -------------------------------------------
                                                                                    1998                           1997
                                                                              ------------                   ------------
INTEREST INCOME:
   Loans                                                                        $3,821,303                     $3,200,084
   Mortgage-backed securities                                                      688,118                        983,736
   Investments and other interest-earning assets                                   822,472                      1,051,546
   Federal funds sold and securities purchased
        under agreements to resell                                                 206,536                         82,954
                                                                              ------------                   ------------
               Total interest income                                             5,538,429                      5,318,320
                                                                              ------------                   ------------
INTEREST EXPENSE:
   Deposits                                                                      2,199,596                      2,196,188
   Borrowings                                                                      768,387                        605,994
                                                                              ------------                   ------------
               Total interest expense                                            2,967,983                      2,802,182
Net interest income                                                              2,570,446                      2,516,138
Provision for loan losses                                                           83,913                        109,650
                                                                              ------------                   ------------
Net interest income after provision for loan losses                              2,486,533                      2,406,488
                                                                              ------------                   ------------
NON-INTEREST INCOME:
   Fees and service charges                                                        230,544                        149,634
   Gain on sale of loans                                                            18,840                             -
   Gain from real estate operations                                                 89,282                         13,824
   Miscellaneous                                                                     2,460                         19,242
                                                                              ------------                   ------------
               Total non-interest income                                           341,126                        182,700
                                                                              ------------                   ------------
NON-INTEREST EXPENSE:
   Salaries and employee benefits                                                  819,247                        705,350
   Net occupancy expense of premises                                               127,749                        122,129
   Equipment                                                                       201,935                        169,380
   Advertising                                                                       5,551                         38,867
   (Income) loss from real estate owned                                            (13,702)                        16,422
   Federal insurance premium                                                        30,831                         30,403
   Miscellaneous                                                                   301,180                        273,102
                                                                              ------------                   ------------
               Total non-interest expenses                                       1,472,791                      1,355,653
                                                                              ------------                   ------------
Income before income taxes                                                       1,354,868                      1,233,535
Income taxes                                                                       586,308                        533,982
                                                                              ------------                   ------------
NET INCOME                                                                        $768,560                       $699,553
                                                                              ============                   ============
   BASIC EARNINGS PER SHARE                                                          $0.47                          $0.43
                                                                              ============                   ============
   DILUTED EARNINGS PER SHARE                                                        $0.45                          $0.42
                                                                              ============                   ============

Statements of Other Comprehensive Income:

NET INCOME                                                                        $768,560                       $699,553
CHANGE IN UNREALIZED GAIN ON SECURITIES AVAILABLE FOR SALE                          93,697                          4,360
                                                                              ------------                   ------------
OTHER COMPREHENSIVE INCOME                                                        $862,257                       $703,913
                                                                              ============                   ============

See notes to consolidated financial statements.

                   FINANCIAL BANCORP, INC. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                                                                      FOR THE THREE
                                                                                       MONTHS ENDED
                                                                                    DECEMBER 31, 1998
                                                                                  --------------------

COMMON STOCK (PAR VALUE $0.01):
Balance at beginning of period                                                            $21,850
                                                                                    -------------
Balance at end of period                                                                   21,850
                                                                                    =============
ADDITIONAL PAID-IN CAPITAL:
Balance at beginning of period                                                         20,505,364
Amortization of excess fair value over cost = ESOP stock                                  106,016
Exercise of stock options                                                                 (49,500)
                                                                                    -------------
Balance at end of period                                                               20,561,880
                                                                                    =============
RETAINED EARNINGS:
Balance at beginning of period                                                         16,347,698
Net income for the period                                                                 768,560
Cash dividends declared and paid                                                         (202,438)
                                                                                    -------------
Balance at end of period                                                               16,913,820
                                                                                    =============
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS), NET:
Balance at beginning of period                                                           (212,762)
Change in unrealized gain on securities available for sale
   during the period, net of deferred taxes                                                93,697
                                                                                    -------------
Balance at end of period                                                                 (119,065)
                                                                                    =============
COMMON STOCK ACQUIRED BY EMPLOYEE STOCK OWNERSHIP PLAN:
Balance at beginning of period                                                           (849,710)
Amortization of earned portion of ESOP stock                                               40,464
                                                                                    -------------
Balance at end of period                                                                 (809,246)
                                                                                    =============
COMMON STOCK ACQUIRED BY RECOGNITION AND RETENTION PLAN:
Balance at beginning of period                                                           (280,888)
Amortization of earned portion of RRP stock                                                28,809
                                                                                    -------------
Balance at end of period                                                                 (252,079)
                                                                                    =============
TREASURY STOCK:
Balance at beginning of period                                                         (6,356,261)
Purchase of treasury shares, at cost                                                      169,311
                                                                                    -------------
Balance at end of period                                                               (6,186,950)
                                                                                    =============

See notes to consolidated financial statements

                   FINANCIAL BANCORP, INC. AND SUBSIDIARIES
                UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                        FOR THE THREE MONTHS ENDED DECEMBER 31,
                                                                                         -------------------------------------
                                                                                               1998                      1997
                                                                                          -----------              ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                                                   $768,560                  $699,553
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING
ACTIVITIES:
Gain on sale of loans and other assets                                                       (108,122)                       -
Net depreciation and amortization                                                             102,755                   127,354
ESOP and RRP compensation expense                                                             175,289                   130,780
Provision for loan losses                                                                      83,913                        -
Increase in accrued interest receivable other assets and other real estate
   owned                                                                                    1,082,865                   127,409
Decrease in other liabilities                                                              (1,190,780)                  936,091
                                                                                          -----------              ------------
Net cash provided by operating activities                                                     914,480                 2,021,187
                                                                                          -----------              ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of investment securities                                                  -                 21,840,000
Proceeds from calls of investment securities held to maturity                               9,000,000                        -
Purchases of investment securities held to maturity                                                -                 (7,250,000)
Purchases of mortgage backed securities available for sale                                         -                (21,719,234)
Principal collected on mortgage backed securities                                           6,005,555                 3,340,322
Net decrease (increase) in loans                                                            4,854,390                (5,532,033)
Purchases of fixed assets                                                                     (94,537)                  (10,995)
Net (increase) decrease in investments in real estate                                       3,318,781                   (20,000)
                                                                                          -----------              ------------
Net cash provided by (used in) investing activities                                        23,084,189                (9,351,940)
                                                                                          -----------              ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in due to depositors                                                           2,716,602                 6,246,197
Net decrease in advance payments by borrowers for taxes and insurance                         (38,276)                 (139,892)
Repayments of Federal Home Loan Bank of New York Advances                                  (6,000,000)               (2,000,000)
Proceeds from reverse repurchase agreements                                                        -                  7,000,000
Net decrease in treasury tax account borrowings                                            (2,165,317)               (1,207,288)
Cash dividends paid                                                                          (202,438)                 (160,175)
Exercise of stock options                                                                     119,811                        -
                                                                                          -----------              ------------
Net cash (used in) provided by financing activities                                        (5,569,618)                9,738,842
                                                                                          -----------              ------------
INCREASE IN CASH AND  CASH EQUIVALENTS                                                     18,429,051                 2,408,089
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                              7,376,493                13,388,392
                                                                                          -----------              ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                  $25,805,544               $15,796,481
                                                                                          ===========               ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes                                                                         -                    115,519
                                                                                          ===========               ===========
Cash paid for interest                                                                      2,925,862                 2,801,826
                                                                                          ===========               ===========
Transfer of loans to Other real estate owned                                                       -                    129,006
                                                                                          ===========               ===========
Change in unrealized gain on available for sale securities, net of deferred
   taxes                                                                                       93,697                     4,360
                                                                                          ===========               ===========

 See notes to consolidated financial statements

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



In the opinion of management, the accompanying unaudited consolidated financial statements of Financial Bancorp, Inc. and Subsidiaries (the "Company") contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the Company's financial condition as of December 31, 1998, the results of operations and cash flows for the three-month periods ended December 31, 1998 and 1997, and changes in stockholders' equity for the three months ended December 31, 1998. The results of operations for the three-months ended December 31, 1998, are not necessarily indicative of the results of operations to be expected for the remainder of the year. Certain information and note disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles ("GAAP") have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.



The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Areas in the accompanying financial statements where estimates are significant include the allowance for loan losses and the carrying value of other real estate.



These consolidated financial statements should be read in conjunction with the audited consolidated financial statements as of and for the year ended September 30, 1998 and notes thereto of the Company.
                                        5